Investor Presentation July 2009 Exhibit 99.2

Forward Looking Information
Certain statements in this report may constitute “forward-looking statements” within the meaning of the
Private Securities Litigation Reform Act of 1995.  Forward-looking statements are statements that include projections, predictions, expectations or beliefs about future events or results or otherwise and are not statements of historical fact.  Such statements are often characterized by the use of qualified words (and their derivatives) such as “expect,” “believe,” “estimate,” “plan,” “project,” “anticipate” or other statements concerning opinions or judgment of the Company and its management about future events.  Although the
Company believes that its expectations with respect to forward-looking statements are based upon reasonable assumptions within the bounds of its existing knowledge of its business and operations, there can be no assurance that actual results, performance or achievements of the Company will not differ materially from any future results, performance or achievements expressed or implied by such forward-
looking statements. Actual future results and trends may differ materially from historical results or those anticipated depending on a variety of factors, including, but not limited to, the effects of and changes in:
general economic conditions, the interest rate environment, legislative and regulatory requirements, competitive pressures, new products and delivery systems, inflation, changes in the stock and bond markets, technology, and consumer spending and savings habits.  The Company does not update any forward-
looking statements that may be made from time to time by or on behalf of the Company.

Overview
One of the Largest Virginia-Based
Financial Services Organization
Holding Company formed in 1993
Assets of $2.6 Billion
Comprehensive financial services
provider offering: banking,
mortgage, investment, brokerage
and insurance
Proven merger integrator

4 “Helping People Find Financial Solutions” Purpose Statement

5 Values Customer Focus Knowledge Integrity & Trust Respect Partnership

6 Virginia Population Expansion Source: Weldon Cooper Center, UVA

7 Experienced Leadership Varied Backgrounds Experienced Market Disruptions Problem solvers Gray Hair

8 Experienced Management Team 488 27 10 53 Senior Leadership Team (18) (includes Exec Mgmt Team) Average 144 29 13 54 Executive Management Team (5) Average Total Years in Banking Yrs in Pos Age

Financials

$1,264,841
$1,362,254
$1,549,445
$1,747,820
$1,874,088
$1,871,506
$0
$400,000
$800,000
$1,200,000
$1,600,000
$2,000,000
$2,400,000
2004 2005 2006 2007 2008 2009 Q2
Strong Balance Sheet Growth
$1,672,210
$1,824,958
$2,092,891
$2,301,397
$2,551,932
$2,615,447
$0
$500,000
$1,000,000
$1,500,000
$2,000,000
$2,500,000
$3,000,000
2004 2005 2006 2007 2008 2009 Q2
$1,314,317
$1,456,515
$1,665,908
$1,659,578
$1,926,999
$1,997,364
$0
$400,000
$800,000
$1,200,000
$1,600,000
$2,000,000
$2,400,000
2004 2005 2006 2007 2008 2009 Q2
CAGRs from year ended 2004-2008
Assets ($M)
Deposits ($M)
Loans ($M)
CAGR = 11.15%
CAGR = 10.04%
CAGR = 10.33%

Loan Composition Q2 2009
1-4 Family Loans 15.64%
Second Mortgages 1.95%
Commercial RE Loans
29.82%
Other Loans 2.17%
Commercial Loans 7.71%
Credit Card Loans 0.77%
Other Consumer Loans
8.83%
Home Equity Loans 10.46%
Construction Loans 22.66%

Commercial Real Estate
Commercial Real Estate Portfolio by Type
Small Mixed Use Building, 3.9%
Multi Family, 6.8%
Retail, 14.3%
Office, 7.1%
Office Warehouse, 9.9%
Hotel, Motel, B&B, 5.8%
Special Use, 6.2%
Other, 2.0%
Owner-Occupied
Commercial RE, 44.1%
Q2 2009

Construction & Land Development
Q2 2009
Construction, Land Development, and Other Land Loans by Type
Raw Land, 20.4%
Consumer
Construction, 3.9%
Other,
2.8%
Land Development /
Commercial Lots, 18.8%
Construction Loans to
Builders, 13.6%
Residential
Builder Lots, 10.4%
Residential
Non-Builder Lots, 8.1%
Commercial
Construction, 21.9%

1.30%
-0.06%
0.19%
1.26%
0.03%
0.09%
1.24%
0.01%
0.10%
1.11%
0.03%
0.06%
1.36%
0.21%
0.55%
1.58%
0.63%
0.86%
-0.20%
0.00%
0.20%
0.40%
0.60%
0.80%
1.00%
1.20%
1.40%
1.60%
2004 2005 2006 2007 2008 2009 Q2
Allowance to Loans
Charge-offs to Avg Loans, Net
Provision for loan losses as % of average loans
Asset Quality
Annualized

15 Asset Quality $0 $6,000 $12,000 $18,000 $24,000 $30,000 $36,000 $42,000 $48,000 $54,000 $60,000 2003 2004 2005 2006 2007 2008 2009 Q2 Allowance for Loan Losses Nonperforming assets

NPA’s by Type
Q2 2009
NPAs by Type
Commercial, 7.3%
Commercial Non Owner-
Occupied, 15.3%
Commercial Owner-Occupied,
0.6%
Construction and Land
Development, 43.4%
Consumer, 3.3%
OREO, 26.2%
OREO / Real Estate
Investment, 1.9%
Other, 2.1%

17 NPA’s by Market NPAs by Market Charlottesville, 7.3% Richmond, 14.0% Fredericksburg, 22.9% Northern Neck, 24.7% Hampton Roads, 0.6% Rappahannock, 25.0% Northern Virginia, 5.5% Other, 0.0% Q2 2009

18 Asset Quality vs. VA Peers

Delinquency
Source: SNL 2009 Q1
UBSH Peer Median
NCLs/Lns: Tot Real Estate Lns (%) 2.22% 3.77%
NCLs/Lns: Const&Dev Lns (%) 5.00% 10.17%
NCLs/Lns: Rev 1-4 Fm Lns (%) 0.60% 0.53%
NCLs/Lns: Clsd-end 1-4 Fm Lns (%) 1.08% 1.80%
NCLs/Lns: Total 1-4 Fm Lns (%) 0.92% 1.46%
NCLs/Lns: Multifamily Lns (%) 0.00% 3.42%
NCLs/Lns: Farm Lns (%) 0.85% 1.57%
NCLs/Lns: Cmcl RE (Nofm/NoRes) (%) 1.70% 1.36%
NCLs/Lns: Cmcl RE & Farm Lns (%) 1.66% 1.27%
NCLs/Lns: Multifm,Cmcl RE,& Fm (%) 1.56% 1.43%
NCLs/Lns: Cred Card Loans (%) 1.38% 0.53%
Total Noncurrent Loans/ Loans (%) 2.04% 3.21%
Total Noncurrent Loans/ Assets (%) 1.49% 2.37%

20 Loan/Deposit Growth $0 $200,000 $400,000 $600,000 $800,000 $1,000,000 $1,200,000 $1,400,000 $1,600,000 $1,800,000 $2,000,000 2004 2005 2006 2007 2008 2009 Q2 Loans Deposits

21 Deposit Composition 0.00% 5.00% 10.00% 15.00% 20.00% 25.00% 30.00% DDA NOW MMDA Savings CD<100K CD>100K 2007 2008 2009 Q2

22 Net Interest Margin 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00%

Net Income - Quarterly
$5,148
$5,641
$5,357
$3,610
$3,652
$4,333
$4,255
$2,274
$1,753
$953
$0
$1,000
$2,000
$3,000
$4,000
$5,000
$6,000
2007 Q1 2007 Q2 2007 Q3 2007 Q4 2008 Q1 2008 Q2 2008 Q3 2008 Q4 2009 Q1 2009 Q2

Non-Interest Expense less Non-Interest
Income/Average Assets
1.86%
1.89%
1.97%
2.24%
2.06%
2.01%
0.00%
0.50%
1.00%
1.50%
2.00%
2.50%
3.00%
2004 2005 2006 2007 2008 2009 Q2
Net Noninterest Expense/AA

Capital
11.63%
12.14%
12.78%
11.67%
14.56%
14.43%
7.48%
7.82%
6.75%
6.45%
6.09%
6.03%
0.00%
2.00%
4.00%
6.00%
8.00%
10.00%
12.00%
14.00%
16.00%
2004 2005 2006 2007 2008 2009 Q1
Tier 1 risk-based capital ratio Total risk-based capital
Tier 1 capital to average adjusted total assets Tangible Equity/Tangible Assets

Stock at a Glance
Shares Outstanding 13,595,004
52 Week Trading Range $9.00 - $29.20
Stock Price (7/23/09) $15.95
Market Cap (7/23/09) $216.84M
Tangible Book Value Per Share $11.25
P/E (trailing 12 Months) 18.33

Merger Update

& Creating Richmond and Central Virginia’s Bank of Choice

Pro Forma Franchise
Merger Highlights
Pro forma Company becomes the largest
community bank in Virginia
$4.0 billion in assets Mid-Atlantic
franchise with strong presence in high
growth Virginia markets
Moves UBSH from 11
th
to 6
th
in deposit
market share in Virginia; from 8
th
to 5
th
in
the Richmond MSA
Exceptional management with highly
regarded Board
Complementary strengths and
identifiable synergies
Accretive to earnings in 2010
Pro Forma Footprint
Union Bankshares Corporation (58 Branches)
First Market Bank, FSB (39 Branches)

Pro Forma Deposit Market Share
Virginia Market Share Richmond MSA Market Share
Source: SNL Financial
Deposit data as of 6/30/2008; pro forma for pending and recently completed acquisitions
Total Total
Deposits Market
Branch in Market Share
Rank Institution Count ($000) (%)
1 Wells Fargo & Co. (CA) 299 25,887,623 18.06
2 BB&T Corp. (NC) 396 19,751,974 13.78
3 Bank of America Corp. (NC) 213 18,270,437 12.75
4 Capital One Financial Corp. (VA) 95 17,407,071 12.14
5 SunTrust Banks Inc. (GA) 249 14,208,406 9.91
Pro Forma 97 2,883,704 2.01
6 StellarOne Corp. (VA) 66 2,427,374 1.69
7 Carter Bank & Trust (VA) 89 2,269,885 1.58
8 Virginia Commerce Bancorp Inc. (VA) 27 2,100,405 1.47
9 TowneBank (VA) 22 1,990,788 1.39
10 United Bankshares Inc. (WV) 45 1,889,176 1.32
11 Union Bankshares Corp. (VA) 58 1,791,798 1.25
12 PNC Financial Services Group (PA) 104 1,779,437 1.24
13 Hampton Roads Bankshares Inc. (VA) 44 1,352,045 0.94
14 Burke & Herbert Bank & Trust (VA) 20 1,194,302 0.83
15 First Market Bank, FSB (VA) 39 1,091,906 0.76
Top 10 1,501 106,203,139 74.09
Totals 2,750 143,340,900 100.00
Total Total
Deposits Market
Branch in Market Share
Rank Institution Count ($000) (%)
1 Bank of America Corp. (NC) 34 7,516,564 28.99
2 Wells Fargo & Co. (CA) 66 6,197,746 23.90
3 BB&T Corp. (NC) 47 2,986,091 11.52
4 SunTrust Banks Inc. (GA) 46 2,883,220 11.12
Pro Forma 47 1,484,446 5.73
5 First Market Bank, FSB (VA) 31 989,981 3.82
6 Franklin Financial Corporation (VA) 7 621,707 2.40
7 Eastern Virginia Bankshares (VA) 19 604,244 2.33
8 Union Bankshares Corp. (VA) 16 494,465 1.91
9 Village Bank & Trust Finl Corp (VA) 15 448,013 1.73
10 C&F Financial Corp. (VA) 11 379,226 1.46
11 Central Virginia Bankshares (VA) 8 367,085 1.42
12 Community Bankers Trust Corp (VA) 8 361,426 1.39
13 Bk of Southside Virginia Corp. (VA) 9 305,951 1.18
14 Hampton Roads Bankshares Inc. (VA) 5 254,457 0.98
15 Virginia BanCorp Inc. (VA) 7 243,007 0.94
Top 10 292 23,121,257 89.17
Totals 384 25,929,088 100.00

Chairman: Ronald L. Hicks (UBSH)
Chief Executive Officer:G. William Beale (UBSH)
President: David J. Fairchild (FMB)
Chief Financial Officer: D. Anthony Peay (UBSH)
Chief Banking Officer: John C. Neal (UBSH)
* Depends on regulatory, SEC and shareholder approval
Transaction Overview
Name: Union First Market
Bankshares Corporation
Headquarters: Richmond, VA
Board: Existing UBSH Board plus:
James E. Ukrop
Steven A. Markel
David J. Fairchild
Leadership:
Targeted Closing Date: * Early 4th Quarter of 2009
Corporate Structure Pro Forma Overview

th
Transaction Detail
Consideration:
(1)
100% Common Stock
Preferred Shares: First Market’s outstanding $10.0 million 9.0% preferred shares will be converted into common equity
Shares to be Issued:
Common Shareholders: 6.7 million shares
Preferred Shareholders: 703 thousand shares
(2)
Pre-Conversion Post-Conversion
Pro Forma Ownership: of Preferred of Preferred
Current Union Shareholders: 67.0% 64.8%
Current First Market Shareholders: 33.0 35.2
Value of First Market Shares: $105.4 million (Assumes $14.23 stock price for UBSH
(2)
)
Cost Savings:
(3)
Approximately 9.0% of the combined expense base
Phase In: 100% in 2010
Estimated Deal Charges $8.0 million after-tax
(1)  Capital Purchase Program / Troubled Asset Relief Program funds were not used in this transaction
(2)  Estimated conversion shares and deal value as of pre-market announcement on March 30
,
2009;
actual shares issued in preferred conversion are based on the 10-day average trading price near close (as defined in the Merger Agreement), provided that it shall not be more than $16.89 nor less than $12.89
(3) To include costs associated with overlapping branches and other duplicative functions, managed through normal attrition and retirement as much as possible

Comparable Acquisitions
118
161
50
100
150
200
250
UBSH / First Market Comparable
Transactions
1.7
13.8
0.0
10.0
20.0
30.0
40.0
UBSH / First Market Comparable
Transactions
Price / Tangible Book Value
(1)
(%)
Core Deposit Premium (2)
(%)
Source: SNL Financial and company filings
Comparable transactions do not include merger of equals
(1) Based on First Market’s tangible equity of $89.4 million as of 12/31/2008
(2) Core deposits include total deposits less jumbo certificates of deposits
Comparable transactions include all bank and thrift transactions in Maryland, Virginia and North Carolina announced after 7/1/2007 with deal values between $20 million and $500 million

Virginia’s 11 largest community bank
– Assets: $1.3 billion
– Gross Loans: $1.0 billion
– Deposits: $1.1 billion
– Tangible Common Equity: $79.4 million
Successful partnership with Ukrop’s Super Markets, Inc.
39 branches
– 13 traditional branches
– 26 supermarket branches
Comprehensive financial services provider
– Banking
– Mortgage
– Investment
– Brokerage
– Trust
– Insurance
First Market Overview
Deposits Over Time ($mm) First Market Overview
Consumer
Deposits
75.0%
Business
Deposits
25.0%
$510
$634
$815
$875
$916
$1,011
$1,095
$1,047
$1,128
$400
$650
$900
$1,150
$1,400
2000 2001 2002 2003 2004 2005 2006 2007 2008
th

Supermarket Relationship
• Successful supermarket partnership generates retail customer relationships
Median Aggregate Deposits of In-Store Locations ($MM) In-Store Locations Open 5+ Years*
In-Store locations
generate over 75%
of retail deposit
accounts
$30.7
$2.9
$4.7
$6.3
$7.4
$9.7
$30.1
$29.7
$14.1
$20.0
$25.0
$29.5
$8.6
$10.0
$12.1
$11.3
$0.0
$5.0
$10.0
$15.0
$20.0
$25.0
$30.0
$35.0
1 2 3 4 5 6 7 8
First Market
Comparable Locations
Years Open
Branch Deposit Median
Size Range Deposits
Quartile ($MM) ($MM)
1 $21.0 - $114.3 $28.6
2 $12.9 - $21.0 $16.5
3 $7.2 - $12.9 $9.9
4 $1.0 - $7.2 $4.3
First Market $15.3 - $40.3 $25.5
Source: SNL Financial
“Comparable  locations”  include 71 full-service  branches in high-end grocery stores
Medians calculated at June 30 each year
First Market deposit range and current deposits as of 12/31/08
*Includes 4,040 in-store locations in the U.S. open over 5 years

• Performed extensive due diligence
– Financial and legal due diligence
– Credit due diligence conducted by
management and third party loan review
specialists
• Reviewed all non-performing,
substandard and watch-list loans in
excess of $250 thousand
• Reviewed 66% of commercial real estate
loans
• Determined potential losses under stress
scenarios
• Interviewed key personnel
• Modeled using estimated fair market
value adjustment of 2.5% of gross loans
•
Current loan loss reserve equals
1.30%
Due Diligence
Due Diligence Process Asset Quality
0.30 0.30
0.59
0.26
0.25
0.12
0.37
0.15
1.59
0.25
0.00
0.50
1.00
1.50
2.00
2004 2005 2006 2007 2008
NPAs / Loans + OREO
Peer Group
(1)
First Market
0.06
0.02
0.12
0.25
0.08
0.06
0.02
0.05
0.25
0.01
0.00
0.10
0.20
0.30
0.40
2004 2005 2006 2007 2008
Net Charge-offs / Avg. Loans
(%)
(%)
Source: SNL Financial
(1) Peer group includes select banks and thrifts headquartered in Virginia with assets between $1.0 billion and $5.0 billion

             Leverage Ratio (%)
                                      Total Capital Ratio (%)
13.83
13.56
12.67
11.00
12.00
13.00
14.00
15.00
UBSH Stand
Alone
First Market
Stand Alone
Pro Forma
5.98
5.97
5.65
3.00
4.00
5.00
6.00
7.00
UBSH Stand
Alone
First Market
Stand Alone
Pro Forma
10.87
9.23
9.71
8.00
9.00
10.00
11.00
12.00
UBSH Stand
Alone
First Market
Stand Alone
Pro Forma
12.59
10.86
11.33
10.00
11.00
12.00
13.00
14.00
UBSH Stand
Alone
First Market
Stand Alone
Pro Forma
Capital Impact
Capital ratios projected at close

Acquisition Blueprint
Good Demographics / Growth Market OR …Unique Product /
Service (e.g. Trust, Wealth Management)
Management Retention
Thorough Due Diligence Process
Low Integration Risk
EPS Accretive
Tangible Common Equity to Assets above 5.5%

39 Summary Attractive branch footprint in growth markets that will recover early Experienced management team Proven acquirer and integrator

Proven Merger Integrator
Major operations consolidation in
1998
Acquisition and integration of
Northern Neck State Bank
King George State Bank
Rappahannock National Bank
Mortgage Capital Investors
Guaranty Bank
Numerous branch acquisitions

Additional Information and
Where to Find It
In connection with the proposed merger transaction with First Market Bank, Union has filed with the
Securities and Exchange Commission (the “SEC”) a preliminary proxy statement. The definitive proxy statement will be sent to the stockholders of Union seeking their approval of certain merger related matters at a later date. In addition, Union may file other relevant documents concerning the proposed transaction with the SEC. STOCKHOLDERS OF UNION ARE URGED TO READ THE DEFINITIVE PROXY
STATEMENT AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC IN
CONNECTION WITH THE PROPOSED TRANSACTION BECAUSE THEY WILL CONTAIN
IMPORTANT INFORMATION. Stockholders of Union may obtain free copies of these documents through the website maintained by the SEC at http://www.sec.gov. Free copies of the definitive proxy statement
(when available) also may be obtained by directing a request by telephone or mail to Union Bankshares
Corporation, Post Office Box 446, Bowling Green, Virginia 22427-0446, Attention: Investor Relations
(telephone: (804) 633-5031) or by accessing Union’s website at http://www.ubsh.com under “Investor
Relations – SEC Filings.” The information on Union’s website is not, and shall not be deemed to be, a part of this release or incorporated into other filings the company makes with the SEC.
Union and its directors, executive officers and certain members of management may be deemed to be participants in the solicitation of proxies from the stockholders of Union in connection with the transaction.
Information about the directors and executive officers of Union is set forth in the proxy statement for
Union’s 2009 annual meeting of shareholders filed with the SEC on March 19, 2009. Additional information regarding the interests of these participants and other persons who may be deemed participants in the transaction may be obtained by reading the definitive proxy statement regarding the merger when it becomes available.

Caution Regarding Forward-
Looking Statements
Certain statements made in this release may be considered forward-looking statements. Such statements speak only as of the date of this release and are based on current expectations and involve a number of assumptions. These include statements as to the anticipated benefits of the proposed transaction with First Market Bank, including future financial and operating results that may be realized from the transaction as well as other statements of expectations regarding the transaction and any other statements regarding future results or expectations. Union intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and is
including this statement for purposes of these safe harbor provisions. Union’s ability to predict results, or the actual effects of future plans or strategies, is inherently uncertain. Factors which could have a material effect on the operations and future prospects of Union include but are not limited to: (1) the businesses of acquired companies may not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; (2) expected revenue synergies and cost savings from acquisitions may not be fully realized or realized within the expected timeframe;
(3) revenues following acquisitions may be lower than expected; (4) customer and employee relationships and business operations may be disrupted by acquisitions; (5) the ability to obtain required regulatory and shareholder approvals, and the ability to complete acquisitions on the expected timeframe may be more difficult, time-consuming or costly than expected;
(6) changes in interest rates, general economic conditions, monetary and fiscal policies of the U. S. government (including policies of the U. S. Treasury and the Federal Reserve Board), the quality and composition of the loan and securities portfolios, demand for loan products, deposit flows, competition, demand for financial services in its market areas, laws and regulations, and accounting principles, policies and guidelines; and (7) other risk factors detailed from time to time in filings made by Union with the SEC. Union undertakes no obligation to update or clarify these forward-looking statements, whether as a result of new information, future events or otherwise.

Questions?